UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2008 (October 23, 2008)

CHINA NATURAL GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31539	98-0231607
(Commission	(IRS Employer
File Number)	Identification No.)

Tang Xing Shu Ma Building, Suite 418
Tang Xing Road
Xian High Tech Area
Xian, Shaanxi Province, China 710065
(Address of Principal Executive Offices) (Zip Code)

86-29-88323325
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Chief Financial Officer and Appointment of New Chief Financial Officer

On October 23, 2008, Ms. Lihong Guo resigned from the CFO position to be reassigned to another position within the finance department of China Natural Gas, Inc. (the “Company”). Ms. Guo did not have any disagreements with the Company prior to her reassignment.

On October 23, 2008, Mr. Richard P. Wu was appointed CFO of the Company. Mr. Wu has over 12 years of experience in finance and operations. Prior joining the Company,, he served as COO and Interim CFO of China Operation at Tejari World FZ LLC, one of the largest online e-procurement service providers and B2B portal operators in the Middle East. In this capacity, he designed and constructed the China Operation’s financial and accounting infrastructure and systems to support the company’s growth in China. Mr. Wu served as CFO and Corporate SVP of The Alliancepharm US LLC from 2003 to 2007, where he assumed full financial and accounting responsibility for the multi-million-dollar sourcing and contract manufacturing businesses in the area of active pharmaceutical ingredients. Prior to that, he was CFO and Corporate EVP of Meetchina.com Inc., a pioneering online cross-border e-commerce portal in China. Earlier in his financial career, Mr. Wu was Senior Finance Director at Motorola Inc., and investment banking associate at Lehman Brothers Holdings, Inc.

Mr. Wu received his Master of Business Administration in Finance from The Wharton School, University of Pennsylvania, and a Master of Justice Administration from Indiana University. He also holds a Master of Law from China University of Political Science & Law. He is a licensed lawyer of the People’s Republic of China and practiced law in Beijing, China for 5 years.

Item 7.01 Regulation FD Disclosure

On October 23, 2008, the Company issuesd a press release announcing the appointment of Mr. Richard Wu as CFO of the Company. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of Press Release, dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.
(Registrant)
Date: October 24, 2008	By:	/s/ Qinan Ji
Chief Executive Officer